EXHIBIT 10.2

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

BODY AND MIND INC.

SUBSCRIPTION AGREEMENT

(for Canadian, United States and International Subscribers)

INSTRUCTIONS FOR SUBSCRIBERS

A completed and originally executed copy of this Subscription Agreement together with funds must be delivered or transmitted to M Partners Inc. by no later than 5:00 p.m. (Vancouver time) on May 6, 2019.

After reviewing the terms and conditions of this Subscription Agreement carefully, please sign Page 3, and complete all portions, including:

(a)	applicable boxes set out in Page 3 (below);

(b)	if you are a Canadian resident, complete and sign Schedule “B” including, if applicable, Appendix A to Schedule “B”;

(c)	if you are a U.S. Person (as defined below), as a U.S. Accredited Investor, complete and sign Schedule “C” in accordance with the instructions set out therein; and

(d)	if a resident of a jurisdiction other than Canada or the United States, complete and sign:

(i) Schedule “B” including, if applicable, Appendix A to Schedule “B”; and

(ii) Schedule “D”.

UNIT SUBSCRIPTION AGREEMENT

TO:	BODY AND MIND INC. (the “Company”)

AND TO:	M PARTNERS INC. (the “Lead Agent”) and PI FINANCIAL CORP. (together with the Lead Agent, the “Agents”)

The undersigned (the “Purchaser”), on its own behalf, and, if applicable, on behalf of those for whom the undersigned is contracting hereunder, subject to the terms and conditions set forth in this Subscription Agreement (including all schedules hereto, this “Subscription Agreement”), agrees to purchase from the Company that number of units (the “Units”) of the Company set out on page 3 of this Subscription Agreement, upon and subject to the terms and conditions set out in this Subscription Agreement, at a price of CAD$1.25 per Unit (the “Subscription Price”), each Unit consisting of one common share in the capital of the Company (a “Unit Share”) and one common share purchase warrant of the Company (a “Warrant”). The Purchaser understands that its investment in the Company is part of a larger offering by the Company of up to CAD$10 million of Units. The Company has also granted the Agents the right to purchase up to an additional CAD$10 million of Units for total gross proceeds of up to CAD$20 million. The offer and sale by the Company of up to CAD$20 million of Units is referred to herein as the “Offering”. Net proceeds of the Offering will be used for working capital purposes and general corporate purposes.

Each Warrant entitles the holder thereof to acquire one common share in the capital of the Company (a “Warrant Share”) for an exercise price of CAD$1.50 (the “Exercise Price”) per Warrant Share for a period of 48 months following the Closing Date (subject to adjustment in certain customary events). The Warrants will be governed by a warrant indenture (the “Warrant Indenture”) to be in form and substance satisfactory to the Company and the Agents.

The Unit Shares and the Warrants being issued and sold by the Company pursuant to the Offering are collectively referred to as the “Offered Securities”. Subject to fulfilling the requirements of the Exchange (as defined below), the Unit Shares and Warrant Shares will be listed on the Exchange. The Unit Shares, the Warrants and the Warrant Shares be referred to herein individually as a “Security” and collectively as the “Securities”.

The Purchaser agrees to be bound by the terms and conditions set forth in the attached Schedule “A”, and makes the acknowledgements, representations, warranties and set out in the applicable Schedules attached hereto, upon which the Purchaser acknowledges the Company and the Agents are relying in respect of this subscription. This subscription is subject to acceptance by the Company and may be accepted as to the number of the Units set out below or such lesser number as may be determined by the Company in its discretion.

In this Subscription Agreement, certain representations and warranties are to be made by the Purchaser so that the Company can ensure compliance with Applicable Securities Laws (as hereinafter defined). These representations and warranties are set out in Section 10 and 11 of Schedule “A”, and, if applicable, all of Schedule “B”, all of Schedule “C” and Schedule “D”, and all Schedules hereto are part of and are hereby incorporated as part of this Subscription Agreement. The Purchaser acknowledges its consent and request that this Subscription Agreement (including all Schedules hereto) and all other documents evidencing or relating in any way to its purchase of the Units be drawn up in the English language only. Nous reconnaissons par les présentes avoir consenti et demandé à ce que la présente convention de souscription (et les annexes s’y rapportant) et tous les autres documents faisant foi ou se rapportant de quelque manière à notre souscription soient rédigés en anglais seulement.

Please print all information (other than signatures), as applicable, in the spaces provided below.

(Name of Purchaser)

By: ________________________________________

Authorized Signature

________________________________________

(Official Capacity or Title – please print)

________________________________________

Please print name of individual whose signature appears above if different than the name of the subscriber printed above.

________________________________________

(Purchaser’s Address, including Municipality and Province)

________________________________________

________________________________________

(Telephone Number)

________________________________________

(E-mail Address)

Number of Units: _______________________________ Subscription Price of Units: $_______________________________

If the person signing this Subscription Agreement is signing as agent for one or more beneficial purchasers and is not a trust company or a trust corporation acting on behalf of a fully managed account managed by it or a person acting on behalf of a fully managed account managed by it, you must complete the following and ensure that the attached schedules are completed on behalf of each beneficial purchaser.

________________________________________

(Name of Principal)

________________________________________

(Principal’s address)

________________________________________

________________________________________

(Telephone Number)

________________________________________

(E-mail Address)

Account Registration Information:

________________________________________

(Name)

________________________________________

________________________________________

(Address)

________________________________________

Delivery Instructions as set forth below:

________________________________________

(Name)

________________________________________

(Address)

________________________________________

________________________________________

(Telephone Number)

ACCEPTANCE

The foregoing is acknowledged, accepted and agreed to this ___ day of ______________, 2019.

BODY AND MIND INC.

Per:
Authorized Signatory

SCHEDULE “A”

TERMS AND CONDITIONS OF SUBSCRIPTION

1.	Offering and Subscription

The Purchaser hereby tenders to the Company this Subscription Agreement which, upon acceptance by the Company, will constitute an irrevocable agreement of the Purchaser to purchase from the Company, and of the Company to sell to the Purchaser, the Units as set out on the subscription page above at the Subscription Price, all on the terms and subject to the conditions set out in this Subscription Agreement.

These Units are being sold by the Company pursuant to the terms of an agency agreement (the “Agency Agreement”) to be entered into on the Closing Date between the Company and the Agents. The Offering is being made by the Agents on a commercially reasonable best efforts private placement basis without underwriter liability.

Each Warrant entitles the holder thereof to acquire one Warrant Share for an exercise price of CAD$1.50 per Warrant Share for a period of 48 months following the Closing Date (subject to adjustment in certain customary events). The Warrants comprising the Units shall be created and issued pursuant to a Warrant indenture to be entered into between the Company and the warrant agent and be dated the Closing Date.

The Closing of the Offering is subject to the Company’s satisfaction, or the Lead Agent’s waiver, of the following conditions precedent:

(a)	the Company and the Agents entering into the Agency Agreement in a form mutually satisfactory to the Company and the Agents, which Agency Agreement will include the terms and conditions provided herein, and industry standard covenants, representations and warranties to be given by the Company to the Agents, and provisions regarding legal opinions, indemnification, contribution, termination clauses and other relevant matters as the Agents may reasonably determine, and which Agency Agreement will also contain customary “disaster-out”, “market-out”, “material adverse change-out”, “due diligence-out”; and

(b)	the Agents not having terminated the Offering pursuant to the terms and conditions of the engagement agreement made between the Company and the Lead Agent dated April 10, 2019.

2.	Definitions

In this Subscription Agreement and the schedules to this Subscription Agreement, unless the context otherwise requires:

“Agency Agreement” has the meaning set forth in Section 1 hereof;

“Agents” means the M Partners Inc. and PI Financial Corp.;

“Agents’ Commission” has the meaning set forth in Section 3 hereof;

“Applicable Securities Laws” means, collectively, the applicable securities laws of each of the Offering Jurisdictions and the respective regulations and rules made and forms prescribed thereunder together with all applicable and legally enforceable published policy statements, multilateral or national instruments, blanket orders, rulings and notices of the Securities Commissions;

“Change of Control” has the meaning set forth in the Term Sheet;

“Closing Date” means on or about May 10, 2019, or such other date or dates upon which the Company and the Agents may agree;

“Closing Time” means 9:00 a.m. (Toronto time) on the Closing Date, or such other time on the Closing Date as the Company and the Agents may agree;

“Company” has the meaning given thereto on page 2 of this Subscription Agreement;

“Compensation Warrants” has the meaning set forth in Section 3 hereof;

“Exchange” means the Canadian Securities Exchange;

“Exercise Price” has the meaning given thereto on page 2 of this Subscription Agreement;

“herein”, “hereof” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section, and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Schedule “A” to the Subscription Agreement;

“including” means including without limitation;

“International Jurisdiction” has the meaning set forth in Section 11(b)(iii) hereof;

“Lead Agent” means M Partners Inc.;

“Offered Securities” has the meaning given thereto on page 2 of this Subscription Agreement;

“Offering” has the meaning given thereto on page 2 of this Subscription Agreement;

“Offering Jurisdictions” means all of the provinces and territories of Canada, to the extent that any Purchasers of Units are resident therein and otherwise in those jurisdictions where the Offering can lawfully be made;

“PCMLTFA” has the meaning set forth in Section 11(k) hereof;

“Purchaser” has the meaning given thereto on page 2 of this Subscription Agreement;

“Regulation D” means Regulation D promulgated under the U.S. Securities Act;

“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

“Securities Commissions” means, collectively, the applicable securities commission or other securities regulatory authority in each of the Offering Jurisdictions;

“Security” or “Securities” has the meaning given thereto on page 2 of this Subscription Agreement;

“Subscription Agreement” means this Subscription Agreement (including any Schedules hereto) and any instrument amending this Subscription Agreement;

“Subscription Price” has the meaning given thereto on page 2 of this Subscription Agreement;

“Unit Shares” has the meaning given thereto on page 2 of this Subscription Agreement;

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

“Units” has the meaning given thereto on page 2 of this Subscription Agreement;

“U.S. Accredited Investor” means an “accredited investor” as defined by Rule 501(a) of Regulation D adopted pursuant to the U.S. Securities Act;

“U.S. Person” has the meaning set forth in Rule 902(k) of Regulation S under the U.S. Securities Act. Without limiting the foregoing, but for greater clarity in this Subscription Agreement, a U.S. Person includes, subject to the exclusions set forth in Regulation S: (a) any natural person resident in the United States; (b) any partnership, limited liability company or corporation organized or incorporated under the laws of the United States; (c) any estate or trust of which any executor, administrator or trustee is a U.S. Person; (d) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (e) any partnership or corporation organized or incorporated under the laws of any non‑U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by U.S. Accredited Investors who are not natural persons, estates or trusts;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“Warrant” has the meaning given thereto on page 2 of this Subscription Agreement;

“Warrant Certificate” mean the certificate representing the Warrants;

“Warrant Indenture” has the meaning given thereto on page 2 of this Subscription Agreement; and

“Warrant Share” has the meaning given thereto on page 2 of this Subscription Agreement.

3.	Agents’ Compensation

The Company will pay the Agents at the Closing Time a cash commission equal to 7.50% of the gross proceeds raised in the Offering (the “Agents’ Commission”).

As additional consideration, the Company will issue the Agents such number of non-transferable compensation warrants (the “Compensation Warrants”) as is equal to 7.50% of the number of Units issued pursuant to the Offering.

Upon the execution of the Engagement Letter, the Company paid the Lead Agent a work fee of CAD$60,000 plus HST.

Notwithstanding the above, the Company will retain the right to create a President’s list of purchasers (the “President’s List”) for up to $4 million of Units. At the Closing Time, the Company will pay to the Agents a cash commission equal to 1.0% of the gross proceeds raised from the President’s List purchasers and will issue to the Agents that number of Compensation Warrants equal to 1.0% of the number of Units sold to purchasers on the President’s List.

Each Compensation Warrant entitles the holder thereof to acquire one Unit for an exercise price of CAD$1.25 per Unit for a period of four years following the Closing Date (subject to adjustment in certain customary events).

4.	Expenses

The Company is also responsible for all reasonable expenses of the Offering, including but not limited to: (a) fees and disbursements of accountants and auditors, technical consultants, translators and other applicable experts; (b) all costs and expenses related to roadshows and marketing activities, printing, filing, issue, sale and distribution, stock exchange approval and other regulatory compliance; (c) other reasonable out-of-pocket expenses of the Agents (including, but not limited to, travel expenses in connection with due diligence and marketing activities, and fees and disbursements of the Agents’ legal counsel (in Canada and in foreign jurisdictions, including the United States) and all taxes payable in respect of any of the foregoing); and (d) including any expenses incurred prior to the date first written above and all taxes payable in respect of any of the foregoing. All such fees, disbursements and expenses shall be payable by you immediately upon receiving an invoice therefor from the Lead Agent, or at the option thereof, may be deducted from the gross proceeds of the Offering otherwise payable by the Agents to the Company at the closing of the Offering. Notwithstanding the foregoing, the Agents’ counsel’s fees shall be capped at a maximum of CAD$25,000 plus applicable disbursements and taxes.

The Purchaser will purchase and pay for the Purchaser’s Units at the closing of the Offering, upon acceptance of this offer by the Company and the satisfaction by the Company, or waiver on behalf of the Purchaser by the Lead Agent, of the conditions set out in the Agency Agreement. The Purchaser acknowledges that the Agents retain the right to exercise or not to exercise, as it determines, in its sole discretion, the rights of termination as contained in the Agency Agreement, and the Agents will have no liability to the Purchaser whatsoever in connection with any such decision.

5.	Delivery and Payment

The Purchaser agrees that the following must be delivered to the Agents in the manner specified by the Agents no later than 5:00 p.m. (Vancouver time) on May 6, 2019, or such other date or dates as the Company and the Agents may determine:

(a)	a duly-executed copy of this Subscription Agreement;

(b)	a certified cheque, bank draft or payment by wire transfer for the aggregate Subscription Price of the Units made payable to the Agents or to such other party as the Agents may direct;

(c)	if the Purchaser is a Canadian resident, the Accredited Investor Exemption Certificate, completed and duly signed in the form of Schedule “B” hereto (by completing the relevant certificate and initialing the category that applies to the Purchaser (or others on whose behalf the Purchaser is contracting hereunder));

(d)	if the Purchaser is a U.S. Person, or is not a U.S. Person but was offered the Units, or executed or delivered this Subscription Agreement, in the United States, or is purchasing the Units for the account or benefit of a U.S. Person or a person in the United States, or is otherwise subject to the securities laws of the United States, and both the Subscriber and the person for whose account or benefit the Subscriber is acting, if any, is a U.S. Accredited Investor, the Purchaser has duly completed, executed and delivered to the Agents the U.S. Accredited Investor Certificate, completed and duly signed in the form of Schedule “C” hereto (by completing the relevant certificate and initialing the category that applies to the Purchaser (or others on whose behalf the Purchaser is contracting hereunder));

(e)	if the Purchaser is a resident of an International Jurisdiction (as hereinafter defined), the Accredited Investor Exemption Certificate, completed and duly signed in the form of Schedule “B” hereto (by completing the relevant certificate and initialing the category that applies to the Purchaser (or others on whose behalf the Purchaser is contracting hereunder)), and the Offshore Purchaser Certificate, completed and duly signed in the form of Schedule “D” hereto; and

(f)	such other documents as may be required pursuant to terms of this Subscription Agreement.

6.	Closing

	(a)	Subject to the determination of the Company and the Agents, the transactions contemplated herein may close in one or more subsequent tranches after the initial Closing Date;

	(b)	This subscription is subject to acceptance by the Company. Unless other arrangements have been made with the Company, at the Closing Time, the Unit Share Certificate and the Warrant Certificate will be delivered to the address set out for delivery on the face pages of this Subscription Agreement promptly thereafter; and

	(c)	The Company’s obligation to complete the purchase and sale of the Units is subject to the following conditions:

(i)	the Purchaser will have complied with the requirements of Section 5 hereof and the applicable documents and payment will have been received as contemplated;

(ii)	the representations and warranties made by the Purchaser in this Subscription Agreement are true and correct as of the date when made, as of the Closing Time, as though made at that time (except for representations and warranties that speak as of a specific date) and all undertakings of the Purchaser have been performed, satisfied and complied with on or before the Closing Time; and

(iii)	receipt of such other documents relating to the transactions contemplated by this Subscription Agreement as the Company or its counsel may reasonably request.

7.	Power of Attorney

The Agents are hereby appointed as the Purchaser’s agents and attorneys to represent the Purchaser, and any beneficial purchaser for whom the Purchaser is contracting hereunder, at the closing of the Offering for the purpose of all closing matters, deliveries of documents, receipt of the Unit Share Certificate, the Warrant Certificate or other evidence of ownership of the Purchaser’s Unit Shares and Warrants and is hereby irrevocably authorized by the Purchaser for and on behalf of the Purchaser, and any beneficial purchaser for whom the Purchaser is acting as agent or trustee, to extend such time periods and modify or waive such conditions as may be contemplated herein or in the Agency Agreement or, in their absolute discretion, as they deem appropriate. Without limiting the generality of the foregoing, the Agents are specifically and irrevocably authorized to:

(a)	waive any representations and warranties, covenants or conditions contained in the Agency Agreement;

(b)	correct minor errors or omissions in the information provided by the Purchaser in this Subscription Agreement, including any Schedules hereto, and any other documents or forms delivered by the Purchaser in connection with the transactions contemplated hereby, if any;

(c)	negotiate and settle the form of the Warrant Indenture and Warrant Certificate and any other certificates to be delivered and any agreement to be entered into in connection with the Offering and to vary, amend, alter or waive, on its own behalf and on behalf of the Purchaser, in whole or in part, or extend the time for compliance with, any of the conditions, representations, warranties or covenants in the Warrant Indenture and the Warrant Certificate in such manner and on such terms and conditions as the Agents may determine, acting reasonably, without in any way affecting the Purchaser’s obligations or the obligations of such others hereunder; provided, however, that the Agents will not vary, amend, alter or waive any such condition, representation, warranty or covenant where to do so would result in a material change to any of the material attributes of the Unit Shares or the Warrants or contents thereof;

(d)	allocate the Unit Shares and Warrants being offered pursuant to the Offering and in accordance with the terms of the Agency Agreement; and

(e)	act as its representative at the closing of the Offering with full power of substitution, as its true and lawful attorney and agent with the full power and authority in its place and stead to swear, execute, file and record any document necessary, to approve any opinions, certificates or other documents addressed to the Purchaser, to accept delivery of the Unit Share Certificate and the Warrant Certificate on the closing of the Offering, to terminate this subscription on its behalf in the event that any condition precedent to the Offering has not been satisfied, to execute a receipt for such certificates and all other documentation, and to deliver such certificates to the Purchaser as set out in this Subscription Agreement promptly after the Closing Time.

8.	Acceptance of Subscription

This subscription may be accepted in whole or in part and the right is reserved to the Company to allot to any subscriber less than the aggregate Subscription Price subscribed for by the Purchaser. Confirmation of acceptance or rejection of this subscription will be forwarded to the Purchaser promptly after the acceptance or rejection of this subscription by the Company. If this subscription is rejected in whole, the Purchaser understands that any certified cheques or bank drafts delivered by the Purchaser to the Company representing the purchase price for the Units will be promptly returned to the Purchaser without interest. If this subscription is accepted only in part, the Purchaser understands that a cheque representing the portion of the purchase price for that portion of the Purchaser’s subscription for Units which is not accepted will be promptly delivered to the Purchaser, without interest.

9.	Acknowledgements of ALL Purchasers

The Purchaser acknowledges and agrees, on his, her or its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, that:

(a)	the sale of the Units to the Purchaser, or (if applicable) to such others for whom the Purchaser is contracting hereunder is conditional upon:

(i)	such sale being exempt from the prospectus filing requirements of all applicable securities legislation relating to such sale or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus;

(ii)	no agency, governmental authority, regulatory body, stock exchange or other entity having made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Offered Securities or the underlying Warrant Shares;

(iii)	other than the investor presentation of the Company dated April 2019, the Purchaser having not received, nor requested, any prospectus, sales or advertising literature, offering memorandum or any other document describing the business and affairs of the Company, which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Units, and the Purchaser not having become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display such as the internet, with respect to the distribution of the Securities;

(iv)	no prospectus or registration statement having been filed by the Company with a Securities Commission or other securities regulatory authority in any province of Canada or any other jurisdiction in connection with the issuance of the Units and such issuances are exempt from the prospectus or registration requirements otherwise applicable under the provisions of Canadian and United States securities laws and, as a result, in connection with the purchase of Units hereunder:

(1)	the Purchaser, and (if applicable) others for whom the Purchaser is contracting hereunder, are restricted from using most of the civil remedies available under Applicable Securities Laws;

(2)	the Purchaser, and (if applicable) others for whom the Purchaser is contracting hereunder, will not receive information that would otherwise be required to be provided to the Purchaser under Applicable Securities Laws or contained in a prospectus prepared in accordance with Applicable Securities Laws; and

(3)	the Company is relieved from certain obligations that would otherwise apply under such Applicable Securities Laws;

(v)	the Securities will be issued pursuant to prospectus exemptions under National Instrument 45-106 - Prospectus Exemptions in all provinces and territories of Canada, and similar exemptions under other Applicable Securities Laws, as mutually agreed upon between the Company and the Agents, on a private placement or equivalent basis in accordance with applicable laws; provided, however, that such laws permit offers and sales of the Securities on a private placement basis and without any obligation on the part of the Company to prepare or file any registration statement, prospectus or other disclosure document and without triggering any disclosure obligations or submission to the jurisdiction on the part of the Company;

(vi)	(1) the certificates representing the Offered Securities, and the certificates representing the Warrant Shares if issued prior to four months after the Closing Date, will bear a legend in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].”

(2) if the Purchaser is a U.S. Person or purchasing the Units for the account or benefit of a U.S. Person or a person in the United States, then the Purchaser also acknowledges and understands that the certificates representing the Securities will be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner in the United States:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for warrants add: AND THE SECURITIES ISSUABLE HEREUNDER] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(3) if the Purchaser is outside of the United States and is not (A) a U.S. Person, or (B) purchasing the Units for the account or benefit of a U.S. Person or a person in the United States, then the Purchaser also acknowledges and understands that the certificates representing the Securities will be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for warrants add: AND THE SECURITIES ISSUABLE HEREUNDER] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

provided, however, in either (2) or (3) above, if any Securities are being sold, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(4) the Purchaser understands and acknowledges that in addition to the legends set forth above, the certificates representing the Warrants will also bear a legend in substantially the following form:

“THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”;

(b)	The Securities have not been and will not be registered under the U.S. Securities Act, or any state securities laws and accordingly, the Offered Securities are “restricted securities” within the meaning of Rule 144(a)(3) of the U.S. Securities Act;

(c)	the Purchaser’s ability to transfer the Securities is limited by, among other things, the Applicable Securities Laws. The Securities will be subject to statutory resale restrictions under the Applicable Securities Laws, and the Purchaser covenants that it will not resell the Securities except in compliance with such laws and the Purchaser acknowledges that it is solely responsible (and the Company is not in any way responsible) for such compliance.

The Purchaser acknowledges that the Securities have not been registered under the U.S. Securities Act and the Company has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities. The Purchaser agrees to resell the Securities only in accordance with the provisions of Applicable Securities Laws pursuant to a registration under the U.S. Securities Act, or pursuant to an available exemption from such registration (in particular the provisions of Regulation S or Rule 144, as applicable), and that hedging transactions involving the Securities may not be conducted unless in compliance with the U.S. Securities Act. The Purchaser understands that any certificate representing the Securities will bear a legend setting forth the foregoing restrictions in (a)(vi) above. The Purchaser understands that the Securities are “restricted securities” within the meaning of Rule 144 promulgated under the U.S. Securities Act, that the exemption from registration under Rule 144 will not be available in any event for at least six months from the Closing Date for the Offered Securities and other terms and conditions of Rule 144 are complied with.

The Purchaser further acknowledges and understands that the Purchaser agrees that the Purchaser shall in no event make any disposition of all or any portion of the Securities which the Purchaser is acquiring hereunder unless and until:

(i)	there is then in effect a “Registration Statement” under the U.S. Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii)	(A) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Purchaser shall have furnished the Company with an opinion of the Purchaser’s own counsel to the effect that such disposition will not require registration of any such Securities under the U.S. Securities Act and (C) such opinion of the Purchaser’s counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Purchaser of such concurrence.

(d)	that the Purchaser consents to the Company making a notation on its records and/or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(e)	all costs and expenses incurred by the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is contracting hereunder, (including any fees and disbursements of legal counsel retained by the Purchaser or any beneficial purchaser) relating to the purchase of the Purchaser’s Units will be borne solely by the Purchaser or the beneficial purchaser;

(f)	the Purchaser, on his or her own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, agree to provide the Company with such information and documents, including certificates, statutory declarations and undertakings, as they may reasonably require from time to time to comply with any filing or other requirements under Applicable Securities Laws;

(g)	the Agents will be paid the Agents’ Commission as described herein;

(h)	the Purchaser is solely responsible for obtaining such tax, investment, legal and other professional advice as it considers appropriate in connection with the offer, sale and issuance of the Purchaser’s Securities, the execution, delivery and performance by it of this Subscription Agreement, applicable tax considerations and the applicable hold periods and resale restrictions imposed in respect of the Purchaser’s Securities by applicable securities legislation and regulatory policies, and confirms that it (and any disclosed principal, if applicable) is not relying on the Company, the Agents and their affiliates or counsel to any of them in this regard. The Purchaser is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(i)	the Agents are acting solely as placement agent for the Company in connection with the Offering and not as financial advisor or investment advisor to the Purchaser or as an agent of the Purchaser;

	(j)	the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is contracting hereunder, has had the opportunity to review this Subscription Agreement and the Schedules attached hereto and the transactions contemplated by this Subscription Agreement and fully understands the same;

	(k)	the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is contracting hereunder, has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Units; and

	(l)	the Purchaser understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities. In particular, no determination has been made whether the Company will be a “passive foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code.

10.	Representations, Warranties, Covenants and Acknowledgements of Purchasers who are U.S. Persons or who are in the United States

The Purchaser, which is a U.S. Person, or is not a U.S. Person but was offered the Units, or executed or delivered this Subscription Agreement, in the United States, or is purchasing the Units for the account or benefit of a U.S. Person or a person in the United States, or is otherwise subject to the securities laws of the United States, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Company and the Agents as follows and acknowledges that the Company and the Agents are relying on such representations and warranties and covenants in connection with the transactions contemplated herein:

(a)	that the Purchaser is a U.S. Accredited Investor and is acquiring the Units for its own account or for the account of another U.S. Accredited Investor over which the Purchaser exercises sole investment direction and not with a view to resale for distribution of the Offered Securities or the Warrant Shares in violation of United States securities laws; and the Purchaser certifies that it is a resident in the jurisdiction set out on page 3 of this Subscription Agreement and that the investment decision with respect to the Units was made in such jurisdiction, and that such address was not created and is not used solely for the purpose of acquiring the Units and the Purchaser was solicited to purchase in such jurisdiction;

(b)	that, in the event that the Purchaser requests that the certificates representing the Unit Shares or the Warrants be registered and/or delivered in the name of someone with an address in a state other than the state of its residence as set out on page 3 of this Subscription Agreement, it has done so only for safekeeping or as a bare trusteeship with respect to such certificate in accordance with its normal business practice;

(c)	that the subscription for the Offered Securities has not been made through or as a result of any form of “directed selling efforts” (as such term is used in Regulation S under the U.S. Securities Act) or general solicitation or general advertising (as such terms are used in Rule 502(c) of Regulation D under the U.S. Securities Act), including by any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over radio, television or telecommunications, including electronic display and the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(d)	the Warrants may not be exercised by or on behalf of a U.S. Person or a person in the United States unless an exemption is available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states, and the holder has furnished an opinion of counsel satisfactory to the Company to such effect; provided, however, that, a holder that is an original Purchaser hereunder will not be required to deliver an opinion of counsel in connection with its due exercise of the Warrants, for its own account or for the account of the original beneficial purchaser, if any, at a time when such holder and such original beneficial purchaser thereof, if any, are U.S. Accredited Investors;

(e)	that the Purchaser agrees to indemnify and hold harmless the Company and the Agents and each of their respective officers, directors, employees and agents from and against any and all costs, liabilities and expenses, including attorneys’ fees, arising out of or related in any way to any breach of any confirmation, representation, warranty or undertaking of the Purchaser contained in this Subscription Agreement;

(f)	that neither the Offered Securities nor the Warrant Shares have been or will be registered under the U.S. Securities Act or any applicable state securities laws, the offer and sale are being made in reliance on a private placement exemption provided by Rule 506(b) of Regulation D under the U.S. Securities Act to investors who are U.S. Accredited Investors, and the Offered Securities and the Warrant Shares may be offered, sold, or otherwise transferred only: (A) to the Company; (B) pursuant to an effective registration statement under the U.S. Securities Act; (C) in accordance with Rule 144 under the U.S. Securities Act, if available, and in compliance with applicable state securities laws; (D) in accordance with the provisions of Regulation S, if available; or (E) in a transaction that does not otherwise require registration under the U.S. Securities Act or any applicable state securities laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Company, has been provided to the Company to that effect. The Purchaser understands that the Company has no present intention to register the Offered Securities or the Warrant Shares pursuant to the U.S. Securities Act. The Purchaser further understands that there is no assurance that any exemption from registration under the U.S. Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Offered Securities or the Warrant Shares under the circumstances, in the amounts or at the times that the Purchaser may propose;

(g)	that the Purchaser understands that the Company may instruct its registrar and transfer agent not to record any transfer of the Offered Securities or the Warrant Shares without first being notified by the Company that it is satisfied that such transfer is exempt from, or not subject to, the registration requirements of, the U.S. Securities Act and applicable state securities laws;

(h)	that the Purchaser understands and acknowledges that the Company has no obligation to file, or present intention of filing, with the United States Securities and Exchange Commission or with any state securities administrator, any registration statement in respect of resales of the Securities in the United States; and

	(i)	that the Purchaser understands and agrees that there may be material tax consequences to the Purchaser of an acquisition, disposition, exercise or conversion of any of the Offered Securities and the Warrant Shares, and that the Company gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser’s acquisition, holding or disposition of such securities, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences of its investment.

11.	Representations, Warranties, Covenants and Acknowledgement of ALL Purchasers

The Purchaser, on his, her or its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, acknowledges, represents, warrants and covenants to and with the Company and the Agents (and acknowledges that the Company and the Agents are relying thereon) as follows:

(a)	Jurisdiction of Residence – the Purchaser, on his or her own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, is resident or otherwise subject to the applicable securities legislation in the jurisdiction set out as the Purchaser’s address on page 3 of this Subscription Agreement, and the purchase by and sale to the Purchaser, and any such others, of the Units has occurred only in such jurisdiction;

(b)	Prospectus Exempt Purchaser –

(i)	Canadian Purchaser - Unless exempted by an order of the Securities Commission or similar regulatory authority of the province in which it resides, the Purchaser is an “accredited investor”, as such term is defined in National Instrument 45-106 - Prospectus Exemptions and has concurrently executed and completed the Accredited Investor Exemption Certificate at Schedule “B” to this Subscription Agreement, along with Appendix A to Schedule “B” if the Purchaser is an individual;

(ii)	United States Purchaser - If the Purchaser is a U.S. Person, or is not a U.S. Person but was offered the Units, or executed or delivered this Subscription Agreement, in the United States, or is purchasing the Units for the account or benefit of a U.S. Person or a person in the United States, or is otherwise subject to the securities laws of the United States, and both the Subscriber and the person for whose account or benefit the Subscriber is acting, if any, the Purchaser is a U.S. Accredited Investor and has concurrently executed and completed the U.S. Accredited Investor Certificate in the form of Schedule “C” hereto (by completing the relevant certificate and initialing the category that applies to the Purchaser (or others on whose behalf the Purchaser is contracting hereunder)); or

(iii)	International Jurisdiction Purchaser - If the Purchaser is a resident of a jurisdiction outside of Canada and the United States (an “International Jurisdiction”), the Purchaser is an “accredited investor”, as such term is defined in National Instrument 45-106 - Prospectus Exemptions and has concurrently executed and completed the Accredited Investor Exemption Certificate at Schedule “B” to this Subscription Agreement, along with Appendix A to Schedule “B” if the Purchaser is an individual, and the Purchaser has concurrently executed and completed the Offshore Purchaser Certificate at Schedule “D” and, in addition to the other representations and warranties contained herein, the Purchaser represents and warrants that the subscription for the Units by the Purchaser is being made pursuant to exemptions under, and does not contravene any of the applicable securities legislation in that International Jurisdiction and does not give rise to any obligation of the Company to prepare and file a prospectus or similar document or to register the Units or Warrant Shares, or to be registered with or to file any report or notice with any governmental or regulatory authority of any kind whatsoever in that International Jurisdiction;

(c)	Due Execution and Delivery – the Purchaser, on his, her or its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, is responsible for obtaining such legal advice as the Purchaser considers necessary in connection with the execution, delivery and performance by the Purchaser of this Subscription Agreement and the transactions contemplated herein and the Purchaser represents and warrants that such execution, delivery and performance will not contravene any applicable laws of the jurisdiction in which the Purchaser is resident;

(d)	Independent Tax Advice – the Purchaser, on his, her or its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, is solely responsible for obtaining such advice concerning the tax consequences of the Purchaser’s investment in the Units and the Purchaser is not relying on the Company for advice concerning such tax consequences;

(e)	Agents Purchasing for Principal(s) – if the Purchaser is contracting hereunder as agent for one or more other purchasers: (i) each such other purchaser is purchasing as principal for its own account and not for the benefit of any other person; and (ii) each of such principals can, and does, make the representations, warranties and covenants set out in Schedule “B”, Schedule “C”, and/or Schedule “D”, as applicable, to this Subscription Agreement as are applicable to such principal by virtue of its jurisdiction of residence or by virtue of being subject to the applicable securities legislation of such jurisdiction;

(f)	Capacity – if the Purchaser, or any other purchaser for whom the Purchaser is contracting hereunder: (i) is an individual, the Purchaser, or such other purchaser as the case may be, has attained the age of majority and is legally competent to execute this Subscription Agreement and to perform all actions required pursuant hereto; or (ii) is a corporation, partnership, unincorporated association or other entity, the Purchaser, or such other purchaser, as the case may be, has the legal capacity and competence to enter into and be bound by this Subscription Agreement and the Purchaser further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained;

(g)	Authority – (i) if the Purchaser is contracting hereunder as agent for one or more other purchasers, the Purchaser is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each such principal and this Subscription Agreement has been duly authorized, executed and delivered by the Purchaser on behalf of each such principal; and (ii) the entering into of this Subscription Agreement and the completion of the transactions contemplated herein will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any other purchaser for whom the Purchaser is contracting hereunder or of any agreement, written or oral, to which the Purchaser or any other purchaser for whom the Purchaser is contracting hereunder is a party or by which the Purchaser or such other purchasers are bound;

(h)	Enforceability – this Subscription Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, upon acceptance by the Company this Subscription Agreement will constitute a legal, valid and binding contract of the Purchaser, and (if applicable) the other purchasers for whom the Purchaser is contracting hereunder, enforceable against the Purchaser, and (if applicable) such other purchasers, in accordance with its terms;

(i)	No Representation Re Resale, Refund, Future Price or Listing – no person has made any written or oral representation to the Purchaser:

(i)	that any person will resell or repurchase the Offered Securities or the Warrant Shares;

(ii)	that any person will refund the purchase price of the Units or the Warrant Shares; or

(iii)	relating to the future price or value of the Offered Securities or the Warrant Shares;

(j)	Investment Experience – the Purchaser, or (if applicable) all other purchasers for whom the Purchaser is contracting hereunder, have knowledge and experience with respect to investments of this type enabling the Purchaser, or (if applicable) such other purchasers, to evaluate the merits and risks thereof and the capacity to obtain competent independent business, legal and tax advice regarding this investment;

(k)	Subscription Funds – none of the funds the Purchaser is using to purchase the Units are, to the knowledge of the Purchaser, proceeds obtained or derived, directly or indirectly, as a result of illegal activities. The funds the Purchaser is using to purchase the Units which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this paragraph the “PCMLTFA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the “USA PATRIOT Act”) or similar legislation and the Purchaser acknowledges that the Company may in the future be required by law to disclose the name of the Purchaser and other information relating to this Subscription Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA, USA Patriot Act or similar legislation. To the best of the Purchaser’s knowledge: (i) none of the subscription funds provided by the Purchaser: (1) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction; or (2) are being tendered on behalf of a person or entity who has not been identified to the Company; and (ii) the Purchaser will promptly notify the Company if the Purchaser discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith;

(l)	Resale Restrictions - the Purchaser, and each beneficial purchaser, if any, for whom it is contracting hereunder, has been advised to consult their own legal advisors with respect to trading in the Offered Securities and the Warrant Shares and with respect to the resale restrictions imposed by the Applicable Securities Laws of the jurisdiction in which the Purchaser, or beneficial purchaser, if any, for whom it is contracting hereunder, resides and all other Applicable Securities Laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Applicable Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, to resell such securities, that the Purchaser, or beneficial purchaser, if any, for whom it is contracting hereunder, is solely responsible to find out what these restrictions are and the Purchaser, or beneficial purchaser, if any, for whom it is contracting hereunder, is solely responsible (and the Company and the Agents are not in any way responsible) for compliance with applicable resale restrictions and the Purchaser is aware that it (or any beneficial purchaser for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Applicable Securities Laws. The certificates evidencing the Securities may bear legends denoting such restrictions;

(m)	Not an Insider - the purchase of the Purchaser’s Units hereunder is not a transaction in which any shareholder of the Company, or any beneficial owner of securities carrying more than 10% of the voting rights attaching to all outstanding voting securities of the Company, has a direct or indirect beneficial interest, unless the Purchaser has otherwise notified the Company and the Agents;

(n)	No Finder’s Fees - other than the Agents, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchaser’s Units, the Purchaser covenants to indemnify and hold harmless the Company and the Agents with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(o)	Investment Purposes - the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is contracting hereunder, is purchasing the Units for investment purposes only and not with a view to resale or distribution that would or may contravene the prospectus or other requirements of Applicable Securities Laws;

(p)	Knowledge of Material Fact or Change – the Purchaser, and each beneficial purchaser, if any, for whom it is contracting hereunder, has no knowledge of a material fact or material change in respect of the affairs of the Company that has not been generally disclosed to the public;

(q)	Purchaser is a Non-U.S. Person - If the Purchaser is a non-U.S. Person:

(i)	it understands that the Company is the seller of the Offered Securities and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question; except as otherwise permitted by Regulation S, the Purchaser agrees that it will not, during a six-month distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Offered Securities or the Warrant Shares other than to or for the account or benefit of a non-U.S. Person;

(ii)	in the event the Offered Securities or the Warrant Shares are offered, sold or otherwise transferred by the Purchaser to or for the account or benefit of a non-U.S. person, unless pursuant to an effective registration statement under the U.S. Securities Act, prior to the expiration of a six-month distribution compliance period prescribed in Regulation S, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act;

(iii)	it will not acquire the Offered Securities as a result of, and neither the Purchaser nor its affiliates will engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of the Offered Securities or the Warrant Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Offered Securities or the Warrant Shares; and

(iv)	at the time the buy order for the Offered Securities was originated, the Subscriber was outside the United States and this Subscription Agreement was not executed or delivered in the United States;

(r)	Insurance – There is no government or other insurance covering the Offered Securities.

(s)	Personal Information - Federal - the Purchaser, on his, her or its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder, acknowledges and consents to the fact that the Company is collecting the Purchaser’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), and, if applicable, that of each beneficial purchaser for whom the Purchaser is contracting hereunder, for the purpose of completing this Subscription Agreement. The Purchaser, on his, her or its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder, acknowledges and consents to the Company retaining such personal information for as long as permitted or required by law or business practices. The Purchaser, on his, her or its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder, further acknowledges and consents to the fact that the Company may be required by the Applicable Securities Laws or the rules and policies of any stock exchange to provide regulatory authorities with any personal information provided under this Subscription Agreement. The Purchaser represents and warrants, as applicable, that he, she or it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder. In addition to the foregoing, the Purchaser agrees and acknowledges that the Company may use and disclose the Purchaser’s personal information, or that of each beneficial purchaser for whom the Purchaser is contracting hereunder, as follows:

(i)	for internal use with respect to managing the relationships between and contractual obligations of the Company and the Purchaser or any beneficial purchaser for whom the Purchaser is contracting hereunder;

(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii)	for disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(iv)	for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)	for disclosure to professional advisers of the Company in connection with the performance of their professional services;

(vi)	for disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Purchaser’s prior written consent;

(vii)	for disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(viii)	for use and disclosure as otherwise required or permitted by law; and

(t)	Personal Information – Provincial - The information provided by the Purchaser on page 3 of this Subscription Agreement identifying the name, address and telephone number of the Purchaser, the number of Units being purchased hereunder and the total Subscription Price, as well as the Closing Date and the exemption that the Purchaser is relying on in purchasing the Units will be disclosed to the Securities Commission in the Province of residence for the Purchaser, and such information is being indirectly collected by such Securities Commission under the authority granted to it under Applicable Securities Laws. This information is being collected for the purposes of the administration and enforcement of the Applicable Securities Laws in such Provinces. Each Purchaser hereby authorizes the indirect collection of such information by such Securities Commission. In the event the Purchaser has any questions with respect to the indirect collection of such information by such securities regulators, the Purchaser should contact the relevant Securities Commission at:

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca

(For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca

(For investment fund issuers)

Financial and Consumer Affairs Authority of Saskatchewan Suite 601 - 1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899
Government of Yukon Department of Community Services Law Centre, 3rd Floor 2130 Second Avenue Whitehorse, Yukon Y1A 5H6 Telephone: (867) 667-5314 Facsimile: (867) 393-6251

The Purchaser acknowledges that the foregoing representations and warranties are made by the Purchaser with the intent that they may be relied upon by the Company and the Agents in determining the Purchaser’s eligibility, or (if applicable) the eligibility of others on whose behalf the Purchaser is contracting hereunder, to purchase the Units under relevant securities legislation and the Purchaser hereby agrees to indemnify the Company and the Agents against all losses, claims, costs, expenses and damages and other liabilities which the Company or the Agents may suffer or incur as the result of or arising from the reliance by the Company or the Agents on any such representation or warranty. Such representations, warranties and covenants will survive the Closing and continue in full force and effect for the benefit of the Company and the Agents in accordance with the terms of the Agency Agreement.

12.	Representations, Warranties and Covenants of the Company

By accepting this Subscription Agreement, the Company agrees that the Purchaser will have the benefit of all the representations, warranties and covenants given by the Company in the Agency Agreement and further agrees that all such representations, warranties and covenants will be deemed to be incorporated herein as if they were reproduced in their entirety, with such changes as are necessary in order to reflect that such representations, warranties and covenants are being made by the Company to the Purchaser, to the extent that such representations, warranties and covenants are not amended or waived by the Agents, and such representations, warranties and covenants will survive the Closing and continue in full force and effect for the benefit of the Purchaser in accordance with the terms of the Agency Agreement.

13.	Governing Law

This Subscription Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, without regard to conflict of laws rules. The Purchaser, on his or her own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of British Columbia with respect to any matters arising out of this Subscription Agreement.

14.	Assignment

This Subscription Agreement is not transferable or assignable, in whole or in part, by the Purchaser or (if applicable) by others on whose behalf the Purchaser is contracting hereunder.

15.	Currency

All dollar amounts referred to in this Subscription Agreement and the Schedules thereto are expressed in Canadian funds unless otherwise specified.

16.	Enurement

This Subscription Agreement will be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

17.	Entire Agreement and Headings

This Subscription Agreement (including the Schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This Subscription Agreement may be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and will not affect the meanings or interpretation hereof.

18.	Time of Essence

Time will be of the essence of this Subscription Agreement.

19.	Counterparts and Facsimile Deliveries

This Subscription Agreement may be executed in one or more counterparts, each of which counterparts when executed will constitute an original and all of which counterparts so executed will constitute one and the same instrument. The Company and the Agents will be entitled to rely on delivery of an electronic or facsimile copy of this Subscription Agreement, including the completed Schedules attached hereto, and acceptance by the Company and the Agents of any such electronic or facsimile copy will be legally effective to create a valid and binding agreement between the parties hereto in accordance with the terms hereof.

SCHEDULE “B”

ACCREDITED INVESTOR EXEMPTION CERTIFICATE

This is Schedule “B” to the Subscription Agreement relating to the purchase Units of Body and Mind Inc. (the “Company”). Capitalized terms used but not defined in this schedule are intended to have the meanings given thereto, as applicable, in the Subscription Agreement.

TO:	BODY AND MIND INC.

AND TO:	M PARTNERS INC. (the “Lead Agent”) and PI FINANCIAL CORP. (together with the Lead Agent, the “Agents”)

Reference is made to the Subscription Agreement between the Company and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof (the “Subscription Agreement”). Upon execution of this certificate (the “Purchaser Certificate”) by the Purchaser, this Purchaser Certificate will be incorporated into and form a part of the Subscription Agreement.

Terms not otherwise defined herein or in the Subscription Agreement have the meanings attributed to them in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) promulgated under Applicable Securities Laws. All monetary references are in Canadian dollars.

In connection with the purchase of the Units of the Company by the Purchaser, the Purchaser represents, warrants and covenants (on its own behalf and, if applicable, on behalf of those for whom the Purchaser is contracting under the Subscription Agreement) and certifies to the Company and the Agents and acknowledges that the Company and the Agents are relying thereon that:

General

A.	one of the following clauses (i), (ii) or (iii) applies:

(i)	the Purchaser is resident in or otherwise subject to the laws of the jurisdiction set out as the “Purchaser’s Residential Address” on page 3 of the Subscription Agreement and is purchasing as principal for its own account and not for the benefit of any other person;

(ii)	the Purchaser is contracting hereunder on behalf of a Disclosed Principal and such Disclosed Principal is resident in or otherwise subject to the laws of the jurisdiction set out as the “Disclosed Principal’s Residential Address” on page 3 of the Subscription Agreement and is purchasing as principal for its own account and not for the benefit of any other person; or

(iii)	the Purchaser is deemed to be purchasing as principal pursuant to NI 45-106 with respect to a purchase of the Units, by virtue of the fact that it is a trust company or trust corporation described in clause (p) of the definition of “accredited investor” in Section B below and is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, or by virtue of the fact that it is a person or company described in item (q) of the definition of “accredited investor” in Section B below; and

Prospectus Exemptions

B.	the Purchaser or the Disclosed Principal, as applicable, is, as of the date hereof, and will be, as of the Closing Date, an “accredited investor”, as such term is defined in NI 45-106, by virtue of the fact that the Purchaser or the Disclosed Principal, as applicable, falls within one or more of the following categories checked below. A Purchaser checking boxes (j), (j.1), (k) or (l) must also complete and sign Appendix A to this Schedule “B” (Form 45-106F9 - Form for Individual Accredited Investors).

(a)	a Canadian financial institution, or a Schedule III bank;	☐

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);	☐

(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐

(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or a dealer;	☐

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);	☐

(e.1)

 an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;	☐

(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;	☐

(I)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;	☐

(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;	☐

(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;	☐

(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;	☐

(m)	a person, other than an individual or an investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;	☐

(n)

an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution;

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (Minimum amount investment), or 2.19 (Additional investment in investment funds) of NI 45-106; or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (Investment fund reinvestment) of NI 45-106;

☐

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐

(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;	☐

(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;	☐

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or	☐

(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

☐

The foregoing representations are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date. If any such representation will not be true and accurate prior to the Closing Date, the undersigned will give immediate written notice of such fact to the Company.

Dated: ____________________, 2019	_________________________________________ Name of Purchaser
_________________________________________ Name of witness (if the Purchaser is an individual)	_________________________________________ Signature of Purchaser
_________________________________________ Signature of witness	_________________________________________ If the Purchaser is a corporation, print name and title of Authorized Signing Officer

APPENDIX A TO SCHEDULE “B”

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Unit consisting of one Common Share and one Warrant	Issuer: Body and Mind Inc.
Purchased from: Issuer [Instruction: Indicate whether securities are purchased from the issuer or a selling security holder.]
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Initials
Risk of loss – You could lose your entire investment of $ ______________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Initials

• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

• Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Body and Mind Inc.

1095 West Pender Street

Vancouver, BC V6E 2M6

Attention: Leonard Clough, CEO

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

The Purchaser must complete and sign this form. The Company and the Agents must receive a copy of this form signed by the Purchaser. The Company is required to keep a signed copy of this form for 8 years after the distribution.

SCHEDULE “C”

U.S. ACCREDITED INVESTOR CERTIFICATE

This is Schedule “C” to the Subscription Agreement relating to the purchase Units of Body and Mind Inc. (the “Company”). Capitalized terms used but not defined in this schedule are intended to have the meanings given thereto, as applicable, in the Subscription Agreement.

TO:	BODY AND MIND INC.
AND TO:	M PARTNERS INC. (the “Lead Agent”) and PI FINANCIAL CORP. (together with the Lead Agent, the “Agents”)

Reference is made to the Subscription Agreement between the Company and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof (the “Subscription Agreement”). Upon execution of this certificate (the “Purchaser Certificate”) by the Purchaser, this Purchaser Certificate will be incorporated into and form a part of the Subscription Agreement.

All monetary references are in U.S. dollars.

In addition to the covenants, representations and warranties contained in the Subscription Agreement, the undersigned Purchaser covenants, represents and warrants to the Company and to the Agents that the Purchaser (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contacting hereunder):

(a)	(i) is a “U.S. Person” as defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”) and which, without limiting the foregoing, includes a natural person resident in the United States, a partnership, limited liability company, or corporation organized or incorporated under the laws of the United States, an estate of which any executor or administrator is a U.S. Person, a trust of which any trustee is a U.S. Person, a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a U.S. Person, a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, and a partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction, and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by “accredited investors” under Rule 501(a) of Regulation D under the 1933 Act (“Regulation D”) who are not natural persons, estates or trusts; or (ii) is not a U.S. Person but was offered the Units, or executed or delivered the Subscription Agreement, in the United States (which, for the purposes of this Schedule means the United States of America, its territories and possessions and the District of Columbia)); or (iii) is purchasing the Units for the account of or benefit of a U.S. Person or a person in the United States, or is otherwise subject to the securities laws of the United States;

(b)	has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment and it is able to bear the economic risk of loss of the investment;

(c)	is purchasing the Securities for its own account or for the account of one or more beneficial purchasers for whom it is exercising sole investment discretion, for investment only and not with a view to resale or distribution and in particular, neither it nor any beneficial purchaser for whose account it is purchasing the Units has any intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons unless such Securities are registered under the 1933 Act and any applicable state securities laws, including, without limitation, any regulation under the 1933 Act, or in reliance on and pursuant to an exemption from such requirements;

(d)	the Purchaser acknowledges that (i) the Company has not undertaken, and will have no obligation, to register any of Securities under the 1933 Act or any applicable state securities laws, (ii) the Securities may not be offered or sold, directly or indirectly, in the United States or to, or for the account or benefit of, a U.S. Person or person in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom, and (iii) the Company has present intention of filing a registration statement under the 1933 Act or the securities laws of any applicable states in respect of any of the Securities;

(d)	the purchase and sale contemplated hereby is being made in reliance on an exemption from registration under Rule 506(b) of Regulation D based in part upon the Purchaser’s representations contained herein, including without limitation that the Purchaser is an “accredited investor” meeting one or more of the criteria in Rule 501(a) of Regulation D;

(e)	satisfies one or more of the following categories of “accredited investor” (please write “SUB” for the undersigned Purchaser, and “BP” for each beneficial purchaser, if any, on each line that applies):

_______ Category 1.

A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(a)(13) of the 1933 Act; an investment company registered under the United States Investment Company Act of 1940; a business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are “accredited investors” (as such term is defined in Rule 501 under the 1933 Act); or

_______ Category 2.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or;

_______ Category 3.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a partnership or a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000; or;

_______ Category 4.	Any director or executive officer of the Company; or

_______ Category 5.

Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds US$1,000,000 (note: for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of securities contemplated hereby, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale and purchase of securities contemplated hereby exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability); or

_______ Category 6.

A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_______ Category 7.

A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

_______ Category 8.

Any entity in which each of the equity owners meets the requirements of one or more of the above categories – if this alternative is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

(f)	acknowledges that the Purchaser has not purchased the Units as a result of any form of “general solicitation” or “general advertising” (as such terms are defined in Regulation D under the 1933 Act) including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media (including any press release of the Corporation) or broadcast over the Internet, radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(g)	understands that the Securities will not be registered under the 1933 Act and are “restricted securities” as that term is defined in Rule 144(a)(3) of the 1933 Act and agrees that if the Purchaser decides to offer, sell or otherwise transfer any of the Securities, the Purchaser will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

(A)	the sale is to the Company;

(B)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(C)	the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in compliance with any applicable state securities laws; or

(D)	the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and the Purchaser has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company, stating that such sale, transfer, assignment or hypothecation is exempt from the registration and prospectus delivery requirements of the 1933 Act and any applicable state securities laws;

(h)	acknowledges that it has not purchased the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities;

(i)	understands and acknowledges that any certificates representing any Securities sold in the United States, and all certificates issued in exchange for or in substitution of such certificates will bear the following legends upon the original issuance of any such Securities and until the legend is no longer required under applicable requirements of the 1933 Act or applicable state securities laws:

(i)	the certificates representing the Offered Securities, and the certificates representing the Warrant Shares if issued prior to four months after the Closing Date, will bear a legend in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].”;

(ii)	the certificates representing the Offered Securities, and the certificates representing the Warrant Shares will be required to be stamped with the following legend (or substantially equivalent language):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for warrants add: AND THE SECURITIES ISSUABLE HEREUNDER] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”; and

(iii)	the certificates representing the Warrants will also bear a legend in substantially the following form:

“THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

provided, however, in (ii) immediately above, if any Securities are being sold, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the 1933 Act or state securities laws.

(j)	it understands that the Warrants may not be exercised in the United States or by, or on behalf of, a U.S. Person or a person in the United States unless exemptions are available from the registration requirements of the 1933 Act and the securities laws of all applicable states, and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect; provided that a holder of Warrants (a “Warrantholder”), as the case may be, will not be required to deliver an opinion of counsel in connection with its due exercise of the Warrants, for its own account or for the account of the original beneficial purchaser, if any, at a time when the Warrantholder and such original beneficial purchaser thereof, if any, are “accredited investors” meeting one or more of the criteria in Rule 501(a) of Regulation D;

(k)	consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(l)	the office or residence of the Purchaser at which the Purchaser received and accepted the offer to purchase the Units is the address set out in the “Purchaser’s Address” on page 3 of the Subscription Agreement;

(m)	has relied solely upon its own independent investigation in making a decision to purchase the Units and acknowledges that the Units are speculative investments which involve a substantial degree of risk with no assurance of any income from such investments and the possibility that such may become worthless;

(n)	certifies that the Purchaser has received or has had full access to all the information the Purchaser considers necessary or appropriate to make an informed investment decision with respect to the Units;

(o)	certifies that the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the Company’s business, management and financial affairs and the terms and conditions of the offer, sale and issuance of the Offered Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access;

(p)	certifies that the offer, sale and issuance of the Securities is not a transaction, or part of a chain of transactions which, although in technical compliance with Regulation D, is part of a plan or scheme to evade the registration requirements of the 1933 Act;

(q)	certifies that, if the Purchaser is an entity or organization, the Purchaser was not formed for the specific purpose of acquiring the Units;

(r)	(i) the funds representing the aggregate purchase price which will be advanced by the Purchaser for the subscription for the Units in the Offering will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Purchaser acknowledges that the Company, the Agents and/or any of their respective affiliates in the United States may in the future be required by law to disclose the Purchaser’s name and other information relating to the Subscription Agreement and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act, and (b) no portion of the aggregate purchase price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity that has not been identified to or by the Purchaser; and the Purchaser shall promptly notify the Agents, the Company and their respective affiliates in the United States if the Purchaser discovers that any of such representations ceases to be true and provide the Agents, the Company and any of their respective affiliates in the United States with appropriate information in connection therewith;

(s)	it acknowledges and understands that no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, any of the Units; and

(t)	understands and agrees that there may be material tax consequences to the Purchaser of an acquisition, disposition or exercise of any of the Securities; the Company gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser’s acquisition or disposition of such Securities; in particular, no determination has been made whether the Company will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code.

The foregoing representations are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date. If any such representation will not be true and accurate prior to the Closing Date, the undersigned will give immediate written notice of such fact to the Company.

Dated: ____________________, 2019	_________________________________________ Name of Purchaser
_________________________________________ Name of witness (if the Purchaser is an individual)	_________________________________________ Signature of Purchaser
_________________________________________ Signature of witness	_________________________________________ If the Purchaser is a corporation, print name and title of Authorized Signing Officer

SCHEDULE “D”

OFFSHORE PURCHASER CERTIFICATE

This is Schedule “D” to the Subscription Agreement relating to the purchase of the Units of Body and Mind Inc. (the “Company”). Capitalized terms used but not defined in this schedule are intended to have the meanings given thereto, as applicable, in the Subscription Agreement.

TO:	BODY AND MIND INC. (the “Company”)
AND TO:	M PARTNERS INC. (the “Lead Agent”) and PI FINANCIAL CORP. (together with the Lead Agent, the “Agents”)

The Purchaser hereby represents, warrants and certifies (by completing and signing this certificate below) on its own behalf or, if applicable on behalf of those for whom the Purchaser is contracting hereunder, to the Company and the Agents (which representations, warranties and certifications will survive the closing of the purchase of the Units by the Purchaser pursuant to the Subscription Agreement) and acknowledges that the Company and the Agents are relying thereon that:

(a)	The Purchaser is: (i) purchasing the securities as principal for its own account and not for the benefit of any other person, and it is purchasing for investment only and not with a view to resale or distribution and no other person, corporation, firm or other organization has a beneficial interest in the said securities being purchased; or (ii) purchasing the securities as agent or trustee for the principal disclosed on page 3 of this Subscription Agreement and not for the benefit of any other person, and is purchasing for investment only and not for a view to resale or distribution;

(b)	The Purchaser is located outside of Canada and the United States and is not a “U.S. Person” as defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended;

(c)	The subscription by the Purchaser does not contravene any of the applicable securities legislation in the jurisdiction in which the Purchaser resides and does not give rise to: (i) any obligation of the Company to prepare and file a prospectus or similar document or to register the Offered Securities or the Warrant Shares, or to be registered with, any obligation to file a report or notice with any governmental or regulatory authority; or (ii) any continuous disclosure reporting obligation of the Company in the International Jurisdiction (as defined in the Subscription Agreement);

(d)	the Purchaser is purchasing the Units pursuant to exemptions from any prospectus, registration or similar requirements under the laws of that International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Units without the need to comply with any substantive or procedural requirements or any kind whatsoever in the Purchaser’s jurisdiction of residence; and

(e)	the Purchaser will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the Purchaser’s jurisdiction of residence confirming the matters referred to in subparagraph (d) above to the satisfaction of the Company, acting reasonably.

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IN WITNESS WHEREOF, the undersigned has executed this certificate as of the _____ day of ____________________, 2019.

If a Company, Partnership or Other Entity	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing